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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        March 1, 2002 (February 27, 2002)


                          FOX ENTERTAINMENT GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    1-14595                  95-4066193
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
      incorporation)                                       Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (212) 852-7111
                                                           --------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)








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Item 5:  Other Events.
         -------------

         Annexed hereto is a copy of a press release issued by Fox Entertainment Group, Inc. on February 27, 2002.








































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FOX ENTERTAINMENT GROUP, INC.



                                          By:  /s/Lawrence A. Jacobs
                                             ----------------------------------
                                               Lawrence A. Jacobs
                                               Secretary


Dated:  March 1, 2002























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                                INDEX TO EXHIBITS


99 Text of press release issued by Fox Entertainment Group, Inc., dated February 27, 2002.




























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